SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): April 16, 2002


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                    0-25418                77-0367061
-------------------                   ---------            ----------------
(State or other jurisdiction)       (Commission file       (I.R.S. Employer
of incorporation or organization)    number)                Identification No.)



301 Main Street, Salinas, California                            93901
--------------------------------------                         --------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:    (831) 422-6642
                                                   --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).



Page 1 of 8

The Exhibit Index is on Page 4

Item 5.  Other Events.

         The Registrant issued a press release dated April 16, 2002 announcing record net income for the quarter ended March 31, 2002. Net income for first quarter 2002 increased 6.9% to $2,736,000 versus $2,559,000 in 2001. Diluted earnings per share for the first quarter of 2002 increased 11.5% to $0.29 from $0.26 in the prior year period. The earnings per share for the 2001 quarter have been adjusted for the 25% stock split distributed in February 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)   FINANCIAL STATEMENTS.

              Not Applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

        (c)   EXHIBITS.

              (99.1)    Press Release dated April 16, 2002

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CENTRAL COAST BANCORP


Date:  April 16, 2002                   By: /s/ ROBERT M. STANBERRY
                                        ----------------------------
                                        Robert M. Stanberry, CFO

                            EXHIBIT INDEX

                                                                   Sequential
Exhibit No.               Description                               Page No.
-----------               -----------                               --------

99.1                      Press Release dated April 16, 2002            5